SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report:  February 25, 2003

(Date of earliest event reported)

FIRST NATIONAL CORPORATION

(Exact Name of Registrant as Specified in its Charter)

Virginia (State or Other Jurisdiction of Incorporation)	0-23976 (Commission File Number)	54-1232965 (IRS Employer Identification No.)

112 West King Street Strasburg, Virginia (Address of Principal Executive Offices)	22657 (Zip Code)

Registrant’s telephone number, including area code:

(540) 465-9121

Item 5.

Other Events.

The press release issued by the Registrant on February 25, 2003 and attached hereto as Exhibit 99 is incorporated herein by reference.

Item 7.

Financial Statements, Pro Forma Financial Information and Exhibits.

(c)

Exhibits.

99

Press release issued by the Registrant on February 25, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FIRST NATIONAL CORPORATION

        (Registrant)

Date:  February 25, 2003

By: /s/Harry S. Smith

Harry S. Smith

President and Chief Executive Officer

Exhibit Index

Exhibit No.

Description

99

Press release issued by the Registrant on February 25, 2003.